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                                  EXHIBIT 10.1

                              AMENDMENT NO. 2005-1
                                     TO THE
                      ARROW INTERNATIONAL, INC. 401(K) PLAN


        WHEREAS, Arrow International, Inc. (the "Employer") sponsors and maintains the Arrow International, Inc. 401(k) Plan (the "Plan"); and

        WHEREAS, the Employer has reserved the right to amend the Plan at any time pursuant to Section 11.1 of the Plan; and

        WHEREAS, the Employer desires to amend the Plan to comply with the provisions of section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. Effective March 28, 2005, Schedule G to the Plan is amended by adding a new Section G.14 as follows:

                G.14    DIRECT ROLLOVERS OF MANDATORY DISTRIBUTIONS.

                        (a) EFFECTIVE DATE. This Section G.14 shall apply to mandatory distributions made on or after March 28, 2005.

                        (b) SINGLE-SUM PAYMENTS IN EXCESS OF $1,000. If a single-sum to a Participant under Section 8.3(a) of the Plan exceeds $1,000 and the Participant has not yet attained Normal Retirement Age, the Retirement Committee shall distribute the payment in a direct rollover to an individual retirement account or individual retirement annuity designated by the Retirement Committee for the benefit of the Participant, unless the Participant elects to have such payment (i) paid directly to an eligible retirement plan, as defined in Section 7.9(d) of the Plan (as modified in Section G.5(a) above), specified by the Participant in a direct rollover, or (ii) paid directly to the Participant.

                This Section G.14 amends Sections 8.3(a) of the Plan.


        IN WITNESS WHEREOF, ARROW INTERNATIONAL, INC. has caused this Amendment No. 2005-1 to the Plan to be duly executed this ________ day of ___________________________, 2005.


ATTEST:                                 ARROW INTERNATIONAL, INC.



__________________________________      By:_____________________________________